                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549




                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  June 19, 1995
                                                  _____________


                              Nordstrom, Inc.
          ______________________________________________________
          (Exact name of Registrant as specified in its charter)


            Washington              0-6074            91-0515058
  ____________________________   _____________   ___________________
  (State or other jurisdiction   (Commission       (IRS Employer
        of incorporation)         File Number)   Identification No.)


              1501 Fifth Avenue, Seattle, Washington  98101
          ______________________________________________________
            (Address of principal executive office)  (Zip code)


   Registrant's telephone number, including area code:  206-628-2111


















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Item 5. Other Events

On June 19, 1995, Nordstrom, Inc. announced changes in its top management. Bruce A. Nordstrom, James F. Nordstrom, John N. Nordstrom and John A. McMillan, Co-Chairmen of the Board of Directors, resigned their offices and announced they would remain on the Company's Board of Directors and would continue to serve as members of the Company's Executive Committee. These individuals had been Nordstrom's top executive officers for over 25 years. The previous Co-Presidents of the Company, Raymond A. Johnson and John J. Whitacre, were promoted to the new office of Co-Chairmen and six new Co-Presidents, Blake W. Nordstrom, Daniel J. Nordstrom, Erik B. Nordstrom, James A. Nordstrom, Peter E. Nordstrom and William E. Nordstrom, were named, all of whom are sons of either Bruce A. Nordstrom, James F. Nordstrom or John N. Nordstrom and who range in age from 31 to 34.







                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Nordstrom, Inc.
                             __________________________________________
                                            (Registrant)



Date   June 26, 1995         /s/          John A. Goesling
      _______________        __________________________________________
                                  John A. Goesling, Executive Vice
                                       President and Treasurer
                            (Principal Financial and Accounting Officer)











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